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                                                                   EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Amended Quarterly Report on Form 10-QSB/A of ERF Wireless, Inc. (the "Company") for the quarter ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned R. Greg Smith, Chief Executive Officer and Chief Financial Officer of ERF Wireless, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


     1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 26, 2005


By:  /s/ R. Greg Smith
     -----------------
     R. Greg Smith
     Chief Executive Officer and Chief Financial Officer
     (Principal Executive Officer and Principal Financial
     and Accounting Officer)